SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 11, 2011
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On March 11, 2011, Ashford Hospitality Trust, Inc. (the “Company”) held a conference call to discuss the formation of a new joint venture with Prudential Real Estate Investors (“PREI”) to take ownership of a 28-property hotel portfolio (the “Highland Hospitality Portfolio”) through a debt restructuring and consensual foreclosure. A copy of the conference call transcript is attached hereto as Exhibit 99.1. On March 10, 2011, the Company filed a Form 8-K that reported the formation of the joint venture.
     The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Highland Hospitality Portfolio Conference Call Transcript of the Company, dated March 11, 2011.

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 11, 2011

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel